Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 7, 2021, is entered into by and among Crescent Energy Company, a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Initial Holders” and, together with the Company, the “Parties”).

WHEREAS, pursuant to the Transaction Agreement, dated as of June 7, 2021, by and among the Company, Contango Oil & Gas Company, a Texas corporation, Independence Energy LLC, a Delaware limited liability company, and Crescent Energy OpCo LLC, a Delaware limited liability company (f/k/a IE OpCo LLC) (“OpCo”), among others (the “Transaction Agreement”), the Company has agreed to provide, registration rights with respect to the Registrable Securities (as hereinafter defined) as set forth in this Agreement; and

WHEREAS, in connection with the foregoing, the Parties now desire to execute this Agreement to set forth the rights and obligations created hereby.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Affiliate” means, with respect to any Person, any other Person, directly or indirectly through one or more intermediaries, Controlling, Controlled by or under common Control with, such Person; provided, that (a) no member of the Company Group shall be considered an Affiliate of any member of the KKR Group, the Liberty Group, the Goff Group or vice versa and (b) no member of the KKR Group shall be considered an Affiliate of any member of the Liberty Group or vice versa.

“Agreement” has the meaning set forth in the preamble hereto.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning set forth in Section 3(o).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in New York, New York, Boston, Massachusetts or Houston, Texas are authorized or required to be closed by law or governmental action.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Class B Common Stock” means the Class B common stock, par value $0.0001 per share, of the Company.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company.

“Company” has the meaning set forth in the preamble hereto.

“Company Group” means, collectively, the Company and its subsidiaries.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including the correlative terms “Controlled by” and “Controlling”) means the possession, directly or indirectly, of the power to direct, or to cause the direction of, the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Demand Notice” has the meaning set forth in Section 2(a)(i).

“Demand Registration” has the meaning set forth in Section 2(a)(i).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” has the meaning set forth in Section 2(a)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Goff Group” means, collectively, John C. Goff and his affiliates through which he is deemed to beneficially own Registrable Securities.

“Holder” means (a) each Initial Holder until such Initial Holder ceases to hold (or ceases to have the right to acquire by exchange for, conversion of or similar method) any Registrable Securities and (b) any holder of Registrable Securities to whom registration rights conferred by this Agreement have been transferred in compliance with Section 8(e); provided, that any Person referenced in clause (b) shall be a Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Initial Holders” has the meaning set forth in the preamble hereto.

“Initiating Holder” means the Holder delivering the Demand Notice or the Underwritten Offering Notice (as defined below), as applicable.

“KKR” means Independence Energy Aggregator L.P., a Delaware limited liability company.

“KKR Balance Sheet Holders” means, collectively, KKR & Co Inc. and any of its direct and indirect subsidiaries.

“KKR Group” means, collectively, the KKR Holder and its respective Affiliates. Notwithstanding anything herein to the contrary, the KKR Group does not include any member of the Company Group or any member of the Liberty Group.

“KKR Holder” means (a) KKR, unless and until KKR ceases to hold any Registrable Securities and (b) any holder of Registrable Securities to whom registration rights of a “KKR Holder” conferred by this Agreement have been transferred in compliance with Section 8(e); provided that any Person referenced in clause (b) shall be a KKR Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Liberty Group” means, collectively, the Liberty Holder and its respective Affiliates. Notwithstanding anything herein to the contrary, the Liberty Group does not include any member of the Company Group or any member of the KKR Group.

“Liberty” means PT Independence Energy Holdings LLC, a Delaware limited liability company.

“Liberty Holder” means (a) Liberty, unless and until Liberty ceases to hold any Registrable Securities and (b) any holder of Registrable Securities to whom registration rights of a “Liberty Holder” conferred by this Agreement have been transferred in compliance with Section 8(e); provided that any Person referenced in clause (b) shall be a Liberty Holder only if such Person agrees in writing to be bound by and subject to the terms set forth in this Agreement.

“Minimum Amount” has the meaning set forth in Section 2(a)(i).

“Parties” has the meaning set forth in the preamble hereto.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government agency or political subdivision thereof.

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration Notice” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C promulgated under the

Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, that Registrable Securities shall not include: (a) any Shares the offering and sale of which have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (b) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (c) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise). Notwithstanding the foregoing, with respect to any Holder, such Holder’s Shares shall not constitute Registrable Securities if such Holder holds less than one percent (1%) of all shares of Common Stock and Class B Common Stock, collectively, outstanding as of the applicable date and all of such Holder’s Shares (together with any Shares held by Affiliates of such Holder) are eligible for immediate sale in a single transaction pursuant to Rule 144 (or any successor provision) with no volume or other restrictions or limitations under Rule 144 (or any such successor provision).

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law for the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments (including a shelf takedown prospectus to the extent requested by any Holder in connection with a Demand Notice (as defined below) at a time that a Shelf Registration Statement, or other Registration Statement pursuant to which the applicable Registrable Securities may be offered on a continuous or delayed basis, is effective), all exhibits thereto, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requested Underwritten Offering” has the meaning set forth in Section 2(b).

“Rule 144” means Rule 144, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“S-3 Registration” has the meaning set forth in Section 2(a)(viii).

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder.

“Shares” means the shares of Common Stock (a) held by the Holders, (b) issued or issuable upon exchange for, redemption of, conversion of or similar method with respect to Company Securities (including any equity securities issued by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company), (c) issued or issuable upon exchange for, redemption of, conversion of or similar method of equity interests in OpCo (notwithstanding the right of OpCo to elect to pay cash in lieu of the issuance of such Common Stock), and (d) any other equity interests in the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3, or Form S-1 if Form S-3 is not available for use by the Company at such time (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) covering the Registrable Securities, as applicable.

“Specified Holders” means the Kiko Balance Sheet Holders and the members of the Goff Group.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Transaction Agreement” has the meaning set forth in the preamble hereto.

“Transactions” means the transactions contemplated by the Transaction Agreement.

“Underwritten Offering” means an underwritten offering of Common Stock for cash (whether a Requested Underwritten Offering (as defined below) or in connection with a public offering of Common Stock by the Company, stockholders or both), excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales.

“Underwritten Offering Notice” has the meaning set forth in Section 2(b).

“Underwritten Offering Piggyback Notice” has the meaning set forth in Section 2(c)(ii).

“Underwritten Piggyback Offering” has the meaning set forth in Section 2(c)(ii).

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market for the five trading days immediately preceding, but excluding, such date.

“WKSI” means a “well known seasoned issuer” as defined under Rule 405.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; (i) references to “days” are to calendar days unless otherwise indicated; and (j) all references to dollars refer to United States dollars.

2. Registration.

(a) Demand Registration.

(i) Following the five (5) month anniversary of the consummation of the Transactions (provided, that to the extent any such Demand Notice is made prior to the six (6) month anniversary of the consummation of the Transactions, the Registration Statement shall not be declared effective prior to such six (6) month anniversary), any Holder (other than any member of the Goff Group), on behalf of itself and its Affiliates, shall have the option and right, exercisable by delivering a written notice to the Company substantially in the form attached hereto as Exhibit A (a “Demand Notice”), to require the Company to, pursuant to the terms of and subject to the limitations contained in this Agreement, prepare and file with the Commission a Registration Statement registering the offering and sale of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice, which may include sales on a delayed or continuous basis pursuant to Rule 415 pursuant to a Shelf Registration Statement (a “Demand Registration”). The Demand Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Demand Registration and the intended methods of disposition thereof. Subject to the proviso at the end of this sentence, the Company shall not be required to effectuate a Demand Registration unless the dollar amount of the Registrable Securities of the Initiating Holder to be included therein is reasonably likely to result in gross sale proceeds (without regard to any underwriting discount or commission) of at least twenty million dollars ($20,000,000) based on the VWAP (the “Minimum Amount”) as of the date of the Demand Notice; provided, that the foregoing restriction shall not apply to a Demand Registration requested by the Lanai Holder to the extent the Lanai Holder is required to sell all or a portion of its Registrable Securities as a result of regulations to which the Lanai Holder or its Affiliate is subject or other applicable law.

(ii) Within five (5) Business Days (or if the Registration Statement will be a Shelf Registration Statement or relates to a bought or overnight Requested Underwritten Offering, within two (2) Business Days) after the receipt of the Demand Notice, the Company shall give written notice of such Demand Notice to all Holders and, within thirty (30) days after receipt of the Demand Notice, shall, subject to the limitations of this Section 2(a), file a Registration Statement in accordance with the terms and conditions of the Demand Notice, which Registration Statement shall cover all of the Registrable Securities that the Holders shall in writing request to be included in the Demand Registration (such request to be given to the Company within five (5) Business Days (or if the Registration Statement will be a Shelf Registration Statement or relates to a bought or overnight Requested Underwritten Offering, within three (3) Business Days) after receipt of notice of the Demand Notice given by the Company pursuant to this Section 2(a)(ii)). The Company shall use reasonable best efforts to cause such Registration Statement to become and remain effective (including using reasonable best efforts to file a Registration Statement including Registrable Securities included on any previous Registration Statement that ceases to be effective, which, for the avoidance of doubt shall not be considered an additional Demand Registration for any Holder) under the Securities Act until the date on which all Registrable Securities covered by such Registration Statement have been sold or have otherwise ceased to be Registrable Securities (the “Effectiveness Period”).

(iii) Subject to the other limitations contained in this Agreement, the Company is not obligated hereunder to effect (A) a Demand Registration requested by a Lanai Holder within ninety (90) days after the closing of any Underwritten Offering in which the Lanai Holders (together with their Affiliates) had the opportunity to include Registrable Securities with an aggregate value at least equal to $75,000,000, (B) more than one (1) Demand Registration by all Lanai Holders, collectively, within any one hundred eighty- (180-) day period or (C) a subsequent Demand Registration pursuant to a Demand Notice if a Registration Statement covering all of the Registrable Securities held by the Initiating Holder shall have become and remains effective under the Securities Act and is sufficient to permit offers and sales of the number and type of Registrable Securities on the terms and conditions specified in the Demand Notice in accordance with the intended timing and method or methods of distribution thereof specified in the Demand Notice; provided, that no such limitations shall apply with respect to any Demand Registration on a Shelf Registration Statement. Subject to the other limitations in this Agreement, the Kiko Holders and Lanai Holders shall be permitted to be the Initiating Holder for an unlimited number of Demand Registrations (including any demands for registration of the offer and sale of Registrable Securities on Form S-3 (so long as the Company is eligible to use Form S-3)). No Demand Registration shall be deemed to have occurred for purposes of this Section 2(a)(iii) if the Registration Statement relating thereto does not become effective or is not maintained effective for its entire Effectiveness Period, in which case the Initiating Holder shall be entitled to an additional Demand Registration in lieu thereof.

(iv) A Holder may withdraw all or any portion of its Registrable Securities included in a Demand Registration from such Demand Registration at any time prior to the effectiveness of the applicable Registration Statement.

(v) The Company may include in any such Demand Registration other Company Securities for sale for its own account or for the account of any other Person, subject to Section 2(c)(iii).

(vi) Subject to the limitations contained in this Agreement, the Company shall effect any Demand Registration on such appropriate registration form of the Commission (A) as shall be selected by the Company and (B) as shall permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the Demand Notice; provided, that (1) if the Company becomes, and is at the time of its receipt of a Demand Notice, eligible to file a Registration Statement on Form S-3 (“S-3 Registration”) or such similar or successor form as may be appropriate, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an S-3 Registration, and (2) if the Company becomes, and is at the time of its receipt of a Demand Notice, a WKSI, the Demand Registration for any offering and selling of Registrable Securities shall be effected pursuant to an Automatic Shelf Registration Statement, which shall be on Form S-3 or any equivalent or successor form under the Securities Act (if available to the Company). If, at any time a Registration Statement on Form S-3 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place.

(vii) Without limiting Section 3, in connection with any Demand Registration pursuant to and in accordance with this Section 2(a), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary or advisable to register or qualify the securities subject to such Demand Registration, including under the securities laws of such jurisdictions as the Holders shall reasonably request; provided, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Demand Registration on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the Holders to enable the Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(viii) In the event a Holder transfers Registrable Securities covered by a Registration Statement and such Registrable Securities remain Registrable Securities following such transfer, at the request of such Holder, the Company shall amend or supplement such Registration

Statement as may be necessary in order to enable such transferee to offer and sell such Registrable Securities pursuant to such Registration Statement; provided, that in no event shall the Company be required to file a post-effective amendment to the Registration Statement unless (A) such Registration Statement includes only Registrable Securities held by the Holder, Affiliates of the Holder or transferees of the Holder or (B) the Company has received written consent therefor from a Person for whom Registrable Securities have been registered on (but not yet sold under) such Registration Statement, other than the Holder, Affiliates of the Holder or transferees of the Holder.

(b) Requested Underwritten Offering. Any Kiko Holder or Lanai Holder then able to effect a Demand Registration pursuant to the terms of Section 2(a) (or who has previously effected a Demand Registration pursuant to Section 2(a) but has not engaged in an Underwritten Offering in respect of such Demand Registration) (but ignoring for this purpose Section 2(a)(iii)(C)) shall have the option and right, on behalf of itself and its Affiliates, exercisable by delivering written notice (substantially in the form attached hereto as Exhibit A) to the Company of its intention to distribute Registrable Securities by means of an Underwritten Offering (an “Underwritten Offering Notice”), to require the Company, pursuant to the terms of and subject to the limitations of this Agreement, to effectuate a distribution of any or all of its Registrable Securities by means of an Underwritten Offering pursuant to a new Demand Registration or pursuant to an effective Registration Statement covering such Registrable Securities (a “Requested Underwritten Offering”); provided, the dollar amount of the Registrable Securities of such Initiating Holder requested to be included in such Requested Underwritten Offering must be reasonably likely to result in gross sale proceeds at least equal to the Minimum Amount as of the date of such Underwritten Offering Notice. The Underwritten Offering Notice must set forth the number of Registrable Securities that the Initiating Holder intends to include in such Requested Underwritten Offering. The managing underwriter or managing underwriters of a Requested Underwritten Offering (a) by a Kiko Holder, shall be designated by such Kiko Holder, provided that such managing underwriter or managing underwriters shall be reasonably acceptable to the Company, and (b) by any other Holder, shall be designated by the Company; provided, that such designated managing underwriter or managing underwriters shall be reasonably acceptable to such other Holder. Notwithstanding the foregoing, the Company is not obligated to effect a Requested Underwritten Offering requested by a Lanai Holder within ninety (90) days after the closing of an Underwritten Offering in which such Lanai Holder (together with its Affiliates) had the opportunity to include Registrable Securities having a VWAP measured on the effective date of the related Registration Statement of at least equal to $75,000,000. Any Requested Underwritten Offering (other than the first Requested Underwritten Offering made in respect of a prior Demand Registration) shall constitute a Demand Registration of the Initiating Holder for purposes of Section 2(a)(iii) (it being understood that if requested concurrently with a Demand Registration then, together, such Demand Registration and Requested Underwritten Offering shall count as one Demand Registration); provided, that a Requested Underwritten Offering shall not constitute a Demand Registration of the Initiating Holder for purposes of Section 2(a)(iii) if, as a result of Section 2(c)(iii), the Requested Underwritten Offering includes Registrable Securities of the Initiating Holder (together with its Affiliates) having a VWAP measured on the Effective Date of the related Registration Statement of less than the lesser of (x) $75,000,000 and (y) 80% of the amount requested for inclusion therein by the Initiating Holder.

(c) Piggyback Registration and Piggyback Underwritten Offering.

(i) If the Company shall at any time propose to file a registration statement under the Securities Act with respect to an offering of shares of Common Stock (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan and other than a Demand Registration), whether or not for its own account, then the Company shall promptly notify all Holders (other than Holders for which a Registration Statement covering all of the Registrable Securities held by such Holder shall have become and remains effective under the Securities Act) of such proposal reasonably in advance of (and in any event at least five (5) Business Days, except if the Registration Statement will be a Shelf Registration Statement, at least three (3) Business Days, before) the anticipated filing date (the “Piggyback Registration Notice”). The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such registration statement the number of Registrable Securities as they may request in writing. The Company shall use reasonable best efforts to include in each such registration statement (each, a “Piggyback Registration”) such Registrable Securities for which the Company has received written requests for inclusion therein within five (5) Business Days or, if the Piggyback Registration will be on a Shelf Registration Statement, within three (3) Business Days, after sending the Piggyback Registration Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, that (A) such request must be made in writing prior to the effectiveness of such registration statement and (B) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made. Any withdrawing Holder shall continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company with respect to offerings of shares of Common Stock, all upon the terms and conditions set forth herein.

(ii) If the Company shall at any time propose to conduct an Underwritten Offering (including pursuant to a Requested Underwritten Offering), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five (5) Business Days, except if the Underwritten Offering will be made pursuant to a Shelf Registration Statement or is a bought or overnight Underwritten Offering, at least three (3) Business Days, before) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price or range of offering prices (if known), the anticipated filing date of the related Registration Statement (if applicable) and the number of shares of Common Stock that are proposed to be registered (the “Underwritten Offering Piggyback Notice”); provided, that if the Underwritten Offering is a bought or overnight Underwritten Offering and (x) all of the securities being offered in such Underwritten Offering are for the Company’s own account and (y) the managing underwriter advises the Company and/or the requesting Holder that the giving of notice pursuant to this Section 2(c)(ii) would significantly adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders that are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering. The Company shall use reasonable best efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein within three (3) Business Days or, if such Underwritten Piggyback Offering will be made pursuant to a Shelf Registration Statement or is a bought or overnight Underwritten Offering, within two (2) Business Days after sending the Underwritten Offering Piggyback Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Underwritten Piggyback Offering at any time prior to the effectiveness of the applicable Registration Statement, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Underwritten Offerings, all upon the terms and conditions set forth herein.

(iii) If the managing underwriter or managing underwriters of an Underwritten Offering advise the Company and the Holders that in their reasonable opinion the inclusion of all of the Holders’ Registrable Securities requested for inclusion in the subject Underwritten Offering (and any related registration, if applicable) (and any other Registrable Securities proposed to be included in such offering) exceeds the number that can be included without being likely to have a significant adverse effect on the price, timing or distribution of the securities offered or the market for the securities offered, the Company shall include in such Underwritten Offering (and any related registration, if applicable) only that number of Registrable Securities proposed to be included in such Underwritten Offering (and any related registration, if applicable) that, in the reasonable opinion of the managing underwriter or managing underwriters, will not have such adverse effect, with such number to be allocated as follows: (A) in the case of a Requested Underwritten Offering, (1) first pro rata among all Holders (including the Initiating Holder (other than any Specified Holders) and excluding all Specified Holders) that have requested to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder (other than Specified Holders), (2) second pro rata among all Specified Holders that have requested to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Specified Holder, (3) third, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, the Company, and (4) fourth, if there remains availability for additional shares of Common Stock to be included in such Underwritten Offering, any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Common Stock and Class B Common Stock, collectively, then held by each such holder; (B) in the case of any Underwritten Offering initiated by the Company, (1) first, to the Company, (2) second, if there remains availability for additional Registrable Securities to be included in such Underwritten Offering, pro rata among all Holders (other than the Specified Holders) desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Holder (other than the Specified Holders), (3) third, if there remains availability for additional Registrable Securities to be included in such Underwritten Offering, pro rata among all Specified Holders desiring to include Registrable Securities in such Underwritten Offering based on the relative number of Registrable Securities then held by each such Specified Holder and (4) fourth, if there remains availability for additional shares of Common Stock to be included in such registration, pro rata among any other holders entitled to participate in such Underwritten Offering, if applicable, based on the relative number of shares of Common Stock and Class B Common Stock, collectively, then held by each such holder and (C) if the offering was not initiated for and on behalf of the Company and was initiated for and on behalf of any holder of registration rights (other than any Holder), (1) first, to such other holder and the Holders (other than the Specified Holders), pro rata based on the number of shares of Common Stock and Class B Common Stock, collectively, held by such other holders and the Holders (other than the Specified Holders), (2) second, to the Specified Holders, pro rata based on the number of Registrable Securities held by such Specified Holders, (3) third, to the Company and (4) fourth, pro rata among all other holders of Common Stock proposed to be included in such offering based on the number of shares of Common Stock and Class B Common Stock, collectively, held by such other holders. If any Holder disapproves of the terms of any such Underwritten Offering, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s) delivered on or prior to the time of the pricing of such offering. Any Registrable Securities withdrawn from such underwriting shall be excluded and withdrawn from the registration. For purposes of calculating the number of Registrable Securities held by a KKR Holder or KKR Balance Sheet Holder pursuant to this Section 2(c)(iii), (x) the number of Registrable Securities held by a KKR Holder shall be calculated without taking into account the portion, if any, of such Registrable Securities held indirectly by a KKR Balance Sheet Holder, and (y) the number of Registrable Securities held by a KKR Balance Sheet Holder shall be calculated by taking into account the portion, if any, of the Registrable Securities held indirectly by a KKR Balance Sheet Holder through a KKR Holder.

(iv) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The registration expenses of such withdrawn registration shall be borne by the Company in accordance with Section 5 hereof.

3. Registration and Underwritten Offering Procedures. The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering are as follows:

(a) In connection with a Demand Registration, the Company will, at least three (3) Business Days prior to the anticipated filing of the Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use reasonable best efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) In connection with a Piggyback Registration, Underwritten Piggyback Offering or a Requested Underwritten Offering, the Company will, at least three (3) Business Days (or in the case of a Shelf Registration Statement or an offering that will be made pursuant to a Shelf Registration Statement, at least two (2) Business Days) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), as applicable, furnish to such Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto). The Company will also use reasonable best efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c) The Company will use reasonable best efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and, as so supplemented or amended, filed pursuant to Rule 424, and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders (but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company).

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus, it will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading or results in such Prospectus no longer including any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading).

(f) The Company will use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period (as defined below) or Suspension Period, as promptly as reasonably practicable after the expiration of such Blackout Period or Suspension Period, as applicable.

(g) During the Effectiveness Period, the Company will furnish to each such Holder, upon request and without charge, at least one (1) conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this clause that is publicly available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Holder, upon request and without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 8(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(i) The Company will cooperate with such Holders to facilitate the timely preparation and delivery of certificates or book-entry notations, as applicable, representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates or book-entry notations, as applicable, shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the Effective Date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with its transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue or transfer such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities under the Registration Statement.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and no Prospectus will include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) With respect to Underwritten Offerings, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering agrees to enter into an underwriting agreement in reasonable and customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the managing underwriter or managing underwriters hereunder and (iii) each Holder participating in such Underwritten Offering agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements, lock-up agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all reasonable best efforts to procure customary legal opinions, auditor “comfort” letters and reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent petroleum engineer.

(l) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the managing underwriter or managing underwriters and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such information is required by court or administrative order or, in the opinion of counsel to such Person, law, in which case, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

(m) In connection with any Requested Underwritten Offering, the Company will use reasonable best efforts to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering and requests from such Holder.

(o) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect a Requested Underwritten Offering (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a reasonable period of time but not in excess of forty-five (45) days if (i) the Board reasonably determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company) which filing or Requested Underwritten Offering (or failure to suspend the offer and sale of Registrable Securities pursuant to such Shelf Registration Statement) would materially interfere with such transaction, (ii) the Board reasonably determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board reasonably determines such registration would require disclosure of material information that the Company has a bona fide and material business purpose for preserving as confidential (any such period, a “Blackout Period”); provided, that in no event shall any Blackout Period together with any Suspension Period exceed an aggregate of one hundred (100) days in any one- (1-) year period.

(p) In connection with an Underwritten Offering, the Company shall use its reasonable best efforts to provide to each Holder named as a selling stockholder in any Registration Statement a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the managing underwriter or managing underwriters in connection with the Underwritten Offering, not later than the Business Day prior to the effective date of such Registration Statement.

(q) In connection with any Underwritten Offering, any Holder that participates in such Underwritten Offering or that, together with its Affiliates owns 10% or more of the outstanding Common Stock or has the right to designate a member to the Board of Directors of the Company through any shareholder, voting or other agreement with the Company or any of its Affiliates, shall execute a customary “lock-up” agreement with the underwriters of such Underwritten Offering containing a lock-up period equal to the shorter of (A) the shortest number of days that any director of the Company, “executive officer” (as defined under Section 16 of the Exchange Act) of the Company or any other holder that also participates in such Underwritten Offering, owns 10% or more of the outstanding Common Stock or has the right to designate a member to the Board of Directors of the Company through any shareholder, voting or other agreement with the Company or any of its Affiliates contractually agrees to (provided, that any such Holder shall be automatically released from such lock-up to the extent any release or waiver is given to any other holder, member of the Board of Directors or any executive officer of the Company) with the underwriters of such Underwritten Offering not to sell any securities of the Company following such Underwritten Offering and (B) 60 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders by this Agreement. To the extent that the Company or any other Person on its behalf, on or after the date hereof, grants any superior or more favorable rights or terms to any Person with respect to the subject matter of the rights granted hereunder than those provided to the Liberty Holders hereunder, any such superior or more favorable rights or terms shall also be deemed to have been granted simultaneously to the Liberty Holders, and the Company shall promptly prepare and execute such documents as are necessary to reflect and provide such Liberty Holders with the benefit of such superior or more favorable rights or terms.

5. Registration Expenses. All Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with any Demand Registration, Requested Underwritten Offering, Piggyback Registration or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (a) all registration and filing fees (including fees and expenses (i) with respect to filings required to be made with the Trading Market and (ii) in compliance with applicable state securities or “Blue Sky”

laws), (b) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel, auditors, accountants and independent petroleum engineers for the Company, (e) Securities Act liability insurance, if the Company so desires such insurance, (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (g) reasonable fees and disbursements of one counsel for the Kiko Holders and their respective Affiliates, collectively, and one counsel for the Lanai Holders and their respective Affiliates, collectively, whose Registrable Securities are included in a Registration Statement and (h) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective direct and indirect partners (including partners of partners and stockholders and members of partners), members, stockholders, officers, directors, employees and any agent thereof (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees of a single counsel representing all the Holder Indemnified Persons or, if the representation of all the Holder Indemnified Persons by the same counsel would be inappropriate under applicable standards of professional conduct, then as many counsel as may be needed under such standards of professional conduct to represent all the Holder Indemnified Persons) and expenses, judgments, taxes, fines, penalties, diminution in value, interest, settlements or other amounts of any kind or nature whatsoever (including all amounts paid in investigation, defense or settlement of the foregoing and consequential damages) arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, or included in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state in any such Registration Statement a material fact required to be stated therein or necessary to make the statements made therein not misleading or in any such preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company)

or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, or included in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of, based upon or resulting from the omission or alleged omission to state in any such Registration Statement a material fact required to be stated therein or necessary to make the statements made therein not misleading or in any such preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current) a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holders, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Facilitation of Sales Pursuant to Rule 144. To the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 8(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that (i) any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder and (ii) any waiver or amendment that eliminates or modifies any specific rights granted to a Holder that is an Affiliate of either Kiko or Lanai shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via electronic mail with confirmation of receipt as specified in this Section 8(d) prior to 5:00 p.m. in the time zone of the receiving party on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via electronic mail with confirmation of receipt as specified in this Agreement later than 5:00 p.m. in the time zone of the receiving party on any date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Crescent Energy Company
Attention: Bo Shi, General Counsel
600 Travis Street, Suite 7200
Houston, Texas 77002
E-mail: Bo.Shi@independenceenergy.com

With copy to:

Vinson & Elkins LLP
Attention: Doug McWilliams
1001 Fannin Street, Suite 2500
Houston, Texas 77002
E-mail: dmcwilliams@velaw.com

If to any Person who is then the registered Holder:	To the address of such Holder as indicated on the signature page of this Agreement or, if different, as it appears in the applicable register for the Registrable Securities or as may be designated in writing by such Holder in accordance with this Section 8(d).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 8(e), this Agreement, and any rights or obligations hereunder, may not be assigned without the prior written consent of the Company, Kiko and Lanai. Notwithstanding anything in the foregoing to the contrary, the rights of a Holder pursuant to this Agreement with respect to all or any portion of its Registrable Securities may be assigned without such consent (but only with all related obligations) with respect to such Registrable Securities (and any Registrable Securities issued as a dividend or other distribution with respect to, in exchange for or in replacement of such Registrable Securities) by such Holder to a transferee of such Registrable Securities; provided, that (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned, (ii) either (A) the transferee of such Registrable Securities is an Affiliate of the transferring Holder or (B) the amount of Registrable Securities with respect to which such registration rights are being assigned is equal to at least one percent (1%) of all shares of Common Stock outstanding as of the consummation of such transfer and (iii) such transferee or assignee agrees in writing to be bound by and subject to the terms set forth in this Agreement. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties hereto or their respective successors and permitted assigns, and the Persons entitled to indemnification pursuant to Section 6, who are each hereby made an express third party beneficiary thereof, with the right to enforce their respective rights to indemnification pursuant thereto under this Agreement, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware and the United States District Court for the District of Delaware and the appellate courts therefrom for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Termination. Except for Section 6, this Agreement shall terminate as to any Holder, when all Registrable Securities held by such Holder no longer constitute Registrable Securities.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

CRESCENT ENERGY COMPANY

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Chief Executive Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

HOLDERS:

GOFF GROUP:

/s/ John C. Goff
John C. Goff

GOFF MCF PARTNERS, LP

By: GFS Contango GP, LLC, its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Chief Executive Officer

GOFF FAMILY INVESTMENTS, LP

By: Goff Capital, Inc., its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Chief Executive Officer

THE JOHN C. GOFF 2010 FAMILY TRUST

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Trustee

JCG 2016 HOLDINGS, LP

By: JCG 2016 Management, LLC, its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Manager

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

KULIK PARTNERS, LP

By: Kulik GP, LLC, its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Manager

GOFF MCEP HOLDINGS, LLC

By: Goff Capital, Inc., LLC, its Manager

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Chief Executive Officer

GOFF MCEP II, LLC

By: GFS MCEP GP, LLC, its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Chief Executive Officer

GOFF FOCUSED ENERGY STRATEGIES, LP

By: GFS Energy GP, LLC, its General Partner

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Chief Executive Officer

GOFF FAMILY FOUNDATION

By:	/s/ John C. Goff
Name:	John C. Goff
Title:	Sole Director

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

LANAI HOLDER:

PT INDEPENDENCE ENERGY HOLDINGS, LLC

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	Vice President

KIKO HOLDER:

INDEPENDENCE ENERGY AGGREGATOR L.P.

By: Independence Energy Aggregator GP LLC, its general partner

By:	/s/ David C. Rockecharlie
Name:	David C. Rockecharlie
Title:	President

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Exhibit A

Form of Holder Notice

[DATE]

[PUBLIC ENTITY]

Attention: [____________]

[____________]

[____________]

To Whom It May Concern:

Reference is made to the Registration Rights Agreement (the “Agreement”) dated as of [__________], by and among [PUBLIC ENTITY], a Delaware corporation, and the investors party thereto. Capitalized terms used but not defined herein shall have the meanings given such terms in the Agreement.

Pursuant to the Agreement, the undersigned hereby makes the following request(s):

(check all that apply)

☐ Demand Registration1

Type of Registrable Securities:

Number of Registrable Securities:

Intended method of distribution:

Any other terms and conditions:

☐ Registration Pursuant to Other Holder’s Demand Registration2

Type of Registrable Securities:

Number of Registrable Securities:

☐ Requested Underwritten Offering3

Type of Registrable Securities:

Number of Registrable Securities:

[1]	Section 2(a)(i)
[2]	Section 2(a)(ii)
[3]	Section 2(b)

Exhibit A

☐ Piggyback Registration4

Type of Registrable Securities:

Number of Registrable Securities:

☐ Underwritten Piggyback Offering5

Type of Registrable Securities:

Number of Registrable Securities:

[Signature page follows]

[4]	Section 2(c)(i)
[5]	Section 2(c)(ii)

Exhibit A

IN WITNESS WHEREOF, the undersigned executes this instrument, effective as of the date first written above.

[HOLDER]

By:
Name:
Title: